UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2005
                                                (September 8, 2005)


                                NEWS CORPORATION
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             (Exact name of registrant as specified in its charter)


              Delaware                     001-32352            26-0075658
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  (State or other jurisdiction of        (Commission          (IRS Employer
          incorporation)                 File Number)       Identification No.)


       1211 Avenue of the Americas
               New York, NY                             10036
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   212-852-7000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

         On September 8, 2005, News Corporation (the "Company") announced that its wholly owned subsidiaries, Fox Interactive Media, Inc. ("Fox Interactive") and Indigo Acquisition Corporation ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of September 7, 2005 (the "Merger Agreement"), with IGN Entertainment, Inc. ("IGN"), pursuant to which, on the terms and subject to the conditions of the Merger Agreement, Fox Interactive has agreed to acquire IGN for approximately $650 million in cash. The acquisition will be accomplished through the merger (the "Merger") of Merger Sub with and into IGN, with IGN as the surviving corporation. The Merger is subject to certain closing conditions, including the receipt of required regulatory approvals.

         Reference is hereby made to the joint press release regarding the Merger, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

              99.1 Press Release, dated September 8, 2005, announcing the execution of the Merger Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            News Corporation


                            By: /s/ Lawrence A. Jacobs
                               ------------------------------------------------
                               Name:   Lawrence A. Jacobs
                               Title:  Senior Executive Vice President and Group
                                       General Counsel

Date:  September 8, 2005

                                  EXHIBIT INDEX

Exhibit No.                Document
-----------                --------

   99.1 Press Release, dated September 8, 2005, announcing the execution of the Merger Agreement